UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2016 Date of report (Date of earliest event reported)

LifeLock, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway, Suite 400 Tempe, Arizona 85281 (Address of principal executive offices and zip code) (480) 682-5100 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On August 2, 2016, LifeLock, Inc. (“LifeLock” or the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished in this Item 2.02 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Also on August 2, 2016 the Company announced the date of completion of its previously announced Chief Financial Officer transition. Immediately following the filing of the Company’s Current Report on Form 10-Q for the period ended June 30, 2016, Douglas Jeffries will assume the role of Chief Financial Officer in addition to his role as the Company’s Chief Administrative Officer, replacing Chris Power, who will transition to a non-executive employee advisory role with the Company. We expect Mr. Power will serve in his non-executive advisory role until December 31, 2016 subject to the terms of the previously disclosed employment agreement between Mr. Power and the Company.
Neither Mr. Jeffries nor Mr. Power will enter into any additional agreements in connection with the transition, though Mr. Jeffries will be issued an additional equity award in connection with his appointment as Chief Financial Officer. Subject to the approval of the LifeLock Board or Directors or an authorized committee thereof, Mr. Jeffries will be granted (i) a number of restricted stock units or shares of restricted stock, as may be determined by the Board, with a grant date value equal to $375,000 and (ii) stock options with a grant date fair value of $375,000. Twenty-five percent (25%) of these equity awards will vest on the one-year anniversary of the date of grant and seventy-five percent (75%) will vest over the three years thereafter, subject to Mr. Jeffries continued service on each vesting date.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
Number	Exhibits
99.1        Press Release, dated August 2, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.
Date:	August 2, 2016	By:	/s/ Chris Power
Chris Power
Chief Financial Officer

EXHIBIT INDEX
99.1    Press Release, dated August 2, 2016.